UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

America's Car-Mart, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1805 North 2nd Street, Suite 401, Rogers, Arkansas 72756

(Address of principal executive offices) (Zip Code)

(479) 464-9944

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in its Current Reports on Form 8-K filed on June 25, 2026 (the “June 25th Current Report”), September 4, 2026, September 11, 2026, September 18, 2026 and September 24, 2026 (together with the June 25th Current Report, the “Prior Current Reports”), America's Car-Mart, Inc. (the "Company") entered into the First Amendment and Limited Waiver to Credit and Guaranty Agreement (the "Amendment") with Silver Point Finance, LLC, as Administrative Agent and Collateral Agent (the "Agent"), and the lenders party thereto (collectively, the "Lenders"), amending and providing certain limited waivers under the Credit and Guaranty Agreement dated as of October 30, 2025 (the "Credit Agreement").

Pursuant to the Amendment, the Lenders agreed to waive, for the period from the effective date of the Amendment to September 7, 2026 (the "Scheduled Termination Date"), certain anticipated or existing events of default under the Credit Agreement. As previously disclosed, since September 4, 2026, the Agent and Lenders have agreed to a series of extensions of the Scheduled Termination Date through October 1, 2026, and have provided temporary relief through October 1, 2026, with respect to the Company’s obligations to maintain certain minimum liquidity thresholds and a minimum Collateral Coverage Ratio (as defined in the Credit Agreement), each as described in the June 25th Current Report (collectively, the "Prior Extensions"). On September 30, 2026, the Agent and Lenders agreed to further extend the Scheduled Termination Date and the temporary relief with respect to the minimum liquidity thresholds and minimum Collateral Coverage Ratio through October 8, 2026 (the "Current Extension" and, together with the Prior Extensions, the “Extensions”).

Item 8.01 Other Events.

As previously disclosed, the Company remains engaged in an evaluation of strategic alternatives, overseen by a special committee of the Company’s board of directors and which may include potential financing, recapitalization, restructuring, mergers and acquisitions, and other transactions. The Company believes it has made significant progress towards a transaction and that discussions remain active with third-parties, the Agent, and the Lenders.

As described in the Prior Current Reports, the Company has experienced, or anticipates experiencing, events of default under the Credit Agreement, including the failure or expected failure to comply with certain financial covenants and reporting obligations. Pursuant to the Amendment, the Lenders have agreed to waive such defaults for the Specified Period (as defined in the Amendment) on the terms described in the June 25th Current Report, as extended by the Extensions. There can be no assurance that the Company will satisfy the conditions to a permanent waiver of such defaults, that the Company’s review of strategic and financing alternatives will result in any transaction or other outcome favorable to the Company or its stockholders or that the Company will be able to achieve a sustainable capital structure.

Forward-Looking Statements.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements. Words such as “expects,” “believes,” “will,” “would,” “plans,” “intends,” “continue,” “remain,” and other similar words and expressions are intended to signify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Amendment and the covenant relief and waivers provided thereunder, the duration of the waiver and relief period and the Company’s ability to extend that period, the Company’s review of strategic and financing alternatives and the potential outcomes thereof, the Company’s liquidity and efforts to preserve it, and the Company’s expectations regarding its future business and operations.

Actual results and the timing of such results could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties, including: the Company’s ability to satisfy the milestones and conditions set forth in the Amendment within the required timeframes; the Company’s ability to extend the waiver and relief period to November 2026 or otherwise obtain additional covenant relief, waivers, forbearance, or financing from its lenders on acceptable terms or at all; the risk that the Company’s review of strategic alternatives does not result in any transaction or other outcome, or that any such transaction or outcome is on terms that are unfavorable to the Company or its stakeholders, or is not completed in a timely manner; the Company’s substantial level of indebtedness and its ability to service that indebtedness; the Company’s liquidity position and ability to fund its operations and obligations as they come due; the potential need to seek protection under applicable bankruptcy or insolvency laws; the possibility that holders of the Company’s common stock could experience a significant or complete loss of their investment, including as a result of any restructuring, recapitalization, or dilution; the Company’s ability to continue to meet the continued listing requirements of the Nasdaq Stock Market; the effect of the foregoing on the Company’s relationships with customers, employees, suppliers, lenders, and other stakeholders; the costs, timing, and uncertainties associated with the strategic review process and related advisory engagements; and the diversion of management’s attention from ordinary-course business operations.

Additional risks include, without limitation: general economic conditions in the markets in which the Company operates, including but not limited to fluctuations in gas prices, grocery prices, and employment levels and inflationary pressure on operating costs and customers’ ability to make payments; the availability of quality used vehicles at prices that will be affordable to the Company’s customers, including the impacts of changes in new vehicle production and sales; the availability of credit facilities and access to capital through securitization financings or other sources on terms acceptable to the Company, and any increase in the cost of capital, to support the Company’s business; the Company’s ability to underwrite and collect its contracts effectively; competition; dependence on existing management; the ability to attract, develop, and retain qualified general managers; changes in consumer finance laws or regulations; future shutdowns of the federal government or changes to federal or state government assistance programs impacting the Company’s customers; the ability to keep pace with technological advances and changes in consumer behavior affecting the Company’s business; security breaches, cyber-attacks, or fraudulent activity; the occurrence and impact of any adverse weather events or other natural disasters affecting the Company’s dealerships or customers; and additional risks described in more detail in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026 and other documents on file with the SEC, each of which can be found on the SEC’s website, www.sec.gov, or the investor relations section of the Company’s website. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA'S CAR-MART, INC.

Date: October 1, 2026	/s/ Marie Persichetti Marie Persichetti Chief Financial Officer